UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2021

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-249833	47-5423944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of Principal Executive Offices)

(800) 674-3612

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2021, Crown Electrokinetics Corp. (the “Company”) entered into a conversion agreement (the “Conversion Agreement”) with one of its lenders (the “Lender”), pursuant to which the Company agreed to issue to the Lender 380,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), 500,756 shares (the “Preferred Shares”) of the Company’s newly designated Series C Preferred Stock (the “Series C Preferred Stock”) in exchange for the conversion in full of convertible promissory note held by the Lender in an aggregate principal amount of $750,000.

The Company and the Lender also agreed to amend and restate a warrant (the “Existing Warrant” and as so amended and restated, the “A&R Warrant”) held by the Lender. The form of the Existing Warrant was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2020. Among other items, the A&R Warrant amends and restates the Existing Warrant to (i) provide that the number of shares of Common Stock issuable upon the exercise of the A&R Warrant shall be 470,578, subject to adjustment as set forth in the A&R Warrant, (ii) amend the exercise price to $1.116 per share, subject to adjustment as set forth in the A&R Warrant and (iii) remove the price-based anti-dilution protection.

The foregoing summary of the A&R Warrant is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 4.1 and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Common Shares and Preferred Shares to the Lender pursuant to the Conversion Agreement is incorporated by reference herein in its entirety. The Company issued the Common Shares and Preferred Shares to the Lender pursuant to the Conversion Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2021, the Company filed a Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the “Certificate of Designation”), establishing the Series C Preferred Stock.

The Series C Preferred Stock is convertible at any time at the option of the holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of the Series C Preferred Stock (which is $1.00) by the conversion price. The initial conversion price is $0.893. The initial conversion price shall be adjusted in the event that the Company (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of the Company’s Common Stock, (ii) subdivides outstanding shares of the Company’s Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of the Company’s Common Stock into a small number of shares, or (iv) issues, in the event of a reclassification of shares of the Company’s Common Stock, any shares of the Company’s capital stock.

If (i) the closing price of the Company’s Common Stock exceeds 300% of the then-current conversion price for five consecutive trading days, (ii) the daily average trading volume during thirty consecutive trading days was in excess of $100,000 per trading day, (iii) the Company’s Common Stock is DWAC eligible and not subject to a “DTC chill” and (iv) the shares of the Company’s Common Stock are freely tradeable pursuant to Rule 144 of the Securities Act, the Company has the right to require the holders of Series C Preferred Stock to convert all remaining shares of Series C Preferred Stock into shares of Common Stock.

The Series C Preferred Stock is subject to a provision prohibiting the conversion of such Series C Preferred Stock into shares of Common Stock to the extent that, after giving effect to such conversion, the holder of the Series C Preferred Stock (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 4.99% of the outstanding Common Stock (which may be increased to 9.99% on a holder by holder basis subject to request by such holder and approval by the Company).

Holders of Series C Preferred Stock shall have no voting rights. Each outstanding share of Series C Preferred Stock entitles the holder, from and after the second anniversary of the issuance date thereof, to quarterly dividends at an annual rate of 8% of the Stated Value per share of Series C Preferred Stock (subject to adjustment), payable in either cash or shares of Common Stock at the Company’s discretion.

In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the Company’s assets an amount equal to the Stated Value for each share of Series C Preferred Stock before any distribution or payment shall be made to the holders of the Company’s Common Stock. Thereafter, the holders of Series C Preferred Stock shall be entitled to receive the same amount that a holder of the Company’s Common Stock is entitled to receive if the shares of Series C Preferred Stock were fully converted into shares of the Company’s Common Stock, which amounts are to be paid pari passu with holders of the Company’s Series A Preferred Stock, Series B Preferred Stock and Common Stock.

The foregoing summary of the material terms of the Certificate of Designation is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series C Preferred Stock of Crown Electrokinetics Corp.
4.1	Common Stock Purchase Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2021

Crown Electrokinetics Corp.

By:	/s/ Doug Croxall
Name:	Doug Croxall
Title:	Chief Executive Officer

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